Corporate Presentation September 12, 2016 Exhibit 99.1

Forward-looking statements This presentation contains “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, regarding, among other things, the timing and success of preclinical studies and clinical trials conducted by REGENXBIO and its development partners, estimates regarding the prevalence of diseases REGENXBIO’s product candidates may be approved to treat in the future and REGENXBIO’s expected cash burn. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could cause actual results to differ materially from those projected by such forward-looking statements. All of REGENXBIO’s development timelines could be subject to adjustment depending on recruitment rate, regulatory agency review, and other factors that could delay the initiation and completion of clinical trials. Meaningful factors which could cause actual results to differ include, but are not limited to, the timing of enrollment, commencement and completion of REGENXBIO's clinical trials; the timing and success of preclinical studies and clinical trials conducted by REGENXBIO, its development partners and its NAV Technology Licensees; the ability to obtain and maintain regulatory approval to conduct clinical trials and to commercialize REGENXBIO’s product candidates, and the labeling for any approved products; the scope, progress, expansion, and costs of developing and commercializing REGENXBIO’s product candidates; REGENXBIO’s ability to obtain and maintain intellectual property protection for our product candidates and technology; trends and challenges in REGENXBIO’s business and the markets in which REGENXBIO operates; REGENXBIO’s ability to attract or retain key personnel; the size and growth of the potential markets for REGENXBIO’s product candidates and the ability to serve those markets; the rate and degree of market acceptance of any of REGENXBIO’s product candidates; REGENXBIO’s ability to establish and maintain development partnerships, including those with NAV Technology Licensees; REGENXBIO’s expenses and revenue, the sufficiency of REGENXBIO’s cash resources and needs for additional financing, regulatory developments in the United States and foreign countries, as well as other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of REGENXBIO’s Annual Report or Form 10-K for the year ended December 31, 2015 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, which are on file with the SEC and available on the SEC’s website at www.sec.gov. Additional factors may be set forth in those sections of REGENXBIO’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2016, to be filed in the fourth quarter of 2016. In addition to the risks described above and in REGENXBIO’s filings with the SEC, other unknown or unpredictable factors also could affect REGENXBIO’s results. There can be no assurance that the actual results or developments anticipated by REGENXBIO will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, REGENXBIO. Therefore, no assurance can be given that the outcomes stated in such forward-looking statements and estimates will be achieved. All forward-looking statements contained in this presentation are expressly qualified by the cautionary statements contained or referred to herein. REGENXBIO cautions investors not to rely too heavily on the forward-looking statements REGENXBIO makes or that are made on its behalf. These forward-looking statements speak only as of September 12, 2016 (unless another date is indicated). REGENXBIO undertakes no obligation, and specifically declines any obligation, to publicly update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise.

RNA Protein NAV Gene Therapy – using a genetically modified virus as a delivery vehicle for healthy genes Problem: Patient cannot make a protein the body needs because of a defective gene Healthy gene copy NAV Vector Cell Nucleus NAV Gene Therapy delivers a healthy gene copy to cells to address the underlying defect x Cell Nucleus x Defective gene

REGENXBIO: adeno-associated virus (AAV) gene therapy company developing life-altering treatments for patients with severe diseases Proprietary NAV® Technology Platform includes exclusive worldwide rights to over 100 AAV vectors, including AAV7, AAV8, AAV9 and AAVrh10 Lead program clinical trial initiation anticipated in 2H 2016 and expect to have active INDs for our four lead programs in 2017 Management team and scientific advisors are leaders in gene therapy 24 partnered product candidates being developed by third-party licensees, with four in clinical trials1 NAV Technology Platform proof-of-concept and durability supported by data from multiple clinical trials 1 As of June 30, 2016

Nasdaq: ADVM REGENXBIO’s NAV Technology Platform has been widely adopted / / Nasdaq: AVXS Nasdaq: DMTX FRA: BAYN Nasdaq: VYGR NYSE: SNY Nasdaq: SHPG Nasdaq: BIIB Nasdaq: BOLD

REGENXBIO's lead programs

Internally developed product candidates

Indication	Development Stage: Research	Development Stage: Preclinical	Development Stage: Clinical	Regulatory / Clinical Status
Metabolic Diseases				
▲ Homozygous familial hypercholesterolemia (HoFH)	RGX–501	RGX–501		IND active, Phase I/II trial initiation anticipated 2H 2016
Neurodegenerative Diseases				
▲★ Mucopolysaccharidosis Type I (MPS I)	RGX–111	RGX–111		IND submission anticipated 1H 2017
▲★ Mucopolysaccharidosis Type II (MPS II)	RGX–121	RGX–121		IND submission anticipated 1H 2017
Retinal Diseases				
Wet age-related macular degeneration (wet AMD)	RGX–314	RGX–314		IND submission anticipated Q1 2017
X-linked retinitis pigmentosa (XLRP)	RGX–321			

▲ Orphan Drug Designation

★ Rare Pediatric Disease Designation

REGENXBIO

6

Internal Development Programs

RGX–501 for treatment of homozygous familial hypercholesterolemia (HoFH) Defective LDLR gene leads to limited / no LDL cholesterol receptors, allowing LDL to build up in bloodstream Total cholesterol levels >500 mg/dL Coronary artery disease at young age Even with existing standard of care therapies, the mean age of death is 32 years The Disease patients RGX–501 product candidate Vector Gene Mechanism of action AAV8 LDLR Correction of defective LDLR, reducing circulating LDL cholesterol Intravenous Approx. 11,000 globally Route of administration Orphan Drug Designation Special Regulatory Status

Familial hypercholesterolemia mice injected with AAV8 Mouse LDLR gene or control Preclinical studies using NAV Gene Therapy have shown a significant improvement in familial hypercholesterolemia mice Stable correction of cholesterol levels seen for nearly one year 0 100 200 300 400 500 600 700 800 7 21 35 60 120 180 210 240 270 300 Time (Days) Cholesterol mg/dl AAV8.mLDLR Control Baseline mLDLR Control Correction of LDLR defect prevents and induces regression of atherosclerotic lesions Source: Kassim et al. 2010 PLOS One

RGX–501 Phase I/II clinical trial in HoFH Objectives Key inclusion criteria Male or female >= 18 years of age Untreated and/or treated LDL-C levels and clinical presentation consistent with the diagnosis of HoFH Molecularly defined LDLR mutations at both LDLR alleles NAbs titer <=1:5 Stable concurrent allowed lipid lowering medications Statins, ezetimibe, bile acid sequestrants, PCSK9i Primary To determine the safety of RGX-501 administration in patients with HoFH Secondary Percent change in LDL-C levels at 12 weeks Other lipid outcome measures Total subjects: up to 12

RGX–501 Phase I/II clinical trial – administration and dose escalation

Administration and follow-up timeline



Administration
Screening stage
Treatment evaluation
Follow up
Weeks
0
4
8
12
26
52
Secondary endpoints
Safety endpoint

Expected dose escalation pathway



Low Dose
n = 3
2.5x10^12 gc/kg
Safety review
High Dose
n = 3
7.5x10^12 gc/kg
Safety review
High Dose
n = up to 6
7.5x10^12 gc/kg

REGENXBIO®

11

RGX–314 for treatment of wet age-related macular degeneration (wet AMD) Blurring of central vision and progressive vision loss due to formation of leaky blood vessels in the eye VEGF inhibitors can prevent / reverse new blood vessel formation Frequency / uncomfortable administration of current anti-VEGF therapies affects compliance and ultimately efficacy The Disease patients RGX–314 Product candidate Vector Gene AAV8 Anti-VEGF Reducing leaky blood vessel formation by giving ocular cells the ability to produce anti-VEGF More than 3 million estimated globally Route of administration Subretinal Mechanism of action

RGX–314 – potential for long-term therapeutic anti-VEGF expression Improved AAV vector technology Potentially eliminate frequent, uncomfortable administration of current anti-VEGF therapies that affect compliance, and ultimately efficacy Current standard of care includes FDA-approved mAbs and mAb fragments that inhibit VEGF RGX-314 gene encodes an anti-VEGF mAb fragment (fab) AAV2 AAV8 RPE More efficient gene delivery to the RPE1 Leveraging current standard of care in transgene RGX-314: AAV8 encoding anti-VEGF fab + = 1 Vandenberghe et al. 2011 Science Translational Medicine

Sponsor Vector ROA Transgene Dose (GC/eye) Max. expression (ng/ml)2 AAV8 Subretinal anti-VEGF fab 1.0e11 4,992 AAV2 Subretinal sFlt 8.0e11 0.217 AAV2 Intravitreal sFLT01 2.4e10 528 RGX–314 has significant potential advantages over earlier generation candidates for wet AMD gene therapy RGX-314 expression in non-human primates1 1 Wielechowski et al. 2016 Poster session presented at the meeting of the American Society of Gene & Cell Therapy, Washington, DC 2 Maximum expression in the anterior chamber of non-human primate eyes 3 Lai et al. 2012 Gene Therapy 4 MacLachlan et al. 2011 Molecular Therapy 0 1 10 100 1,000 10,000 RGX-314 expression (ng/ml) 0 15 29 43 57 71 85 120 Days post injection 3 4 Primate 1 Primate 2 Primate 3 Primate 4

RGX–111 for treatment of mucopolysaccharidosis Type I (MPS I) Defective IDUA gene leads to reduced ability to process glycosaminoglycans (GAGs), a cellular waste product Severe GAG buildup causes neurodegeneration and early death Available treatment is inadequate to treat neurodegeneration; bone marrow transplant partially effective The Disease patients RGX–111 PRODUCT CANDIDATE Vector Gene AAV9 IDUA Replacement of IDUA, reducing GAG accumulation Intracisternal Approx. 500 – 1,000 born annually Route of administration Special Regulatory Status Mechanism of action Orphan Drug Designation Rare Pediatric Disease Designation

Preclinical studies using NAV Gene Therapy have shown a significant improvement in MPS I cats IDUA Expression in Cats Following AAV9 Delivery CNS correction observed was substantially greater than that observed in a previous study of MPS I cats treated with BMT at similar ages 0 50 100 150 200 0.1 1 10 100 1000 Day CSF IDUA Activity (U/ml) CMV promoter CB promoter Untreated Source: Bell et al. 2014 Molecular Therapy

In preclinical studies, MPS I cats benefitted from cross-correction Correction observed throughout the CNS Cerebrum Perivascular Meninges Source: Bell et al. 2014 Molecular Therapy

RGX–121 for treatment of mucopolysaccharidosis Type II (MPS II) Defective IDS gene leads to reduced ability to process GAGs Severe GAG buildup causes neurodegeneration and early death (similar phenotype to severe MPS I) X-linked recessive disease (predominantly occurs in males) Available treatment is inadequate to treat neurodegeneration The Disease patients RGX–121 PRODUCT CANDIDATE Vector Gene AAV9 IDS Replacement of IDS, reducing GAG accumulation Intracisternal Approx. 500 – 1,000 born annually Route of administration Special Regulatory Status Mechanism of action Orphan Drug Designation Rare Pediatric Disease Designation

Preclinical studies using NAV Gene Therapy have shown a significant improvement in MPS II mice Reduction in Storage Lesions Following AAV9 Delivery Statistically significant reduction in storage lesions at all dose levels Source: Hinderer et al. 2016 Human Gene Therapy

A single transduced cell has potential to correct many other cells Cross–correction is a key treatment advantage in MPS diseases Protein secreted by transduced cells NAV Vector delivers healthy gene to cells RNA Gene NAV Vector Protein taken up by non-transduced cells 1 2 3 Protein

NAV® Technology Platform

Exclusive rights to more than 100 patents and patent applications worldwide The NAV Technology Platform is based on a broad and deep IP portfolio NAV Vectors … AAV7, AAV8, AAV9, AAVrh10 Over 100 other novel AAV sequences Sequences that are at least 95% identical to these capsids

Key features of REGENXBIO’s NAV Technology Platform Higher gene expression Longer-term gene expression Broad and novel tissue selectivity Lower immune response Improved manufacturability Long-Term Safety and Efficacy of Factor IX Gene Therapy in Hemophilia B Intravascular AAV9 Preferentially Targets Neonatal Neurons and Adult Astrocytes Key features

NAV Vectors – higher gene expression than early generation AAV vectors

NAV Vector AAV8: 10x–100x greater gene expression

AAV2



AAV8



NAV Vector AAV8: More efficient gene delivery to sites of most retinal dystrophies[1]

AAV2

Retinal Pigment Epithelium (RPE)

Photoreceptors (PR)



AAV8



Retinal Pigment Epithelium (RPE)

Photoreceptors (PR)

[1] Vandenberghe et al. 2011 *Science Translational Medicine*

REGENXBIO

24

Team and Conclusion

The REGENXBIO team Name Position Prior / Current Affiliations Ken Mills President, CEO & Co-Founder; Director James Wilson, M.D., Ph.D.* Chief Scientific Advisor & Co-Founder Vit Vasista Chief Financial Officer Stephen Yoo, M.D. Chief Medical Officer Faraz Ali Chief Business Officer Curran Simpson SVP, Technical Operations Laura Coruzzi, Ph.D., J.D. SVP, Intellectual Property Patrick Christmas, J.D. SVP, General Counsel Kimberly Sloan SVP, Human Resources * Key advisor to REGENXBIO

Financial results and guidance 2015 financial highlights Program guidance Recruiting patients, Phase I/II trial initiation anticipated 2H 2016 Cash: R&D expense: G&A expense: Net loss: $199 $17 $12 $25 2016 financial guidance As of August 9, 2016, expect 2016 cash burn to be between $60 million and $70 million Basic shares: 26.5 Financials as of 06/30/2016 (mm) Over $100 million raised in two private financing rounds Closed initial public offering in September, raising over $159 million in gross proceeds Ended the year with over $216 million in cash RGX-501 RGX-111 RGX-314 RGX-121 IND submission anticipated Q1 2017 IND submission anticipated 1H 2017 IND submission anticipated 1H 2017

REGENXBIO: adeno-associated virus (AAV) gene therapy company developing life-altering treatments for patients with severe diseases Proprietary NAV® Technology Platform includes exclusive worldwide rights to over 100 AAV vectors, including AAV7, AAV8, AAV9 and AAVrh10 Lead program clinical trial initiation anticipated in 2H 2016 and expect to have active INDs for our four lead programs in 2017 Management team and scientific advisors are leaders in gene therapy 24 partnered product candidates being developed by third-party licensees, with four in clinical trials1 NAV Technology Platform proof-of-concept and durability supported by data from multiple clinical trials 1 As of June 30, 2016

Thank You